Exhibit 10.15

EXECUTION VERSION

INCREMENTAL AMENDMENT TO CREDIT AGREEMENT

This INCREMENTAL AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 1, 2019, is entered into among DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), DIGITAL MEDIA SOLUTIONS, LLC, a Delaware limited liability company (the “Company”); each of the Affiliates of the Company party hereto as borrowers (together with the Company, the “Borrowers”); each of the Guarantors party hereto; the financial institutions party hereto (together with their respective successors and assigns, the “Incremental Lenders”); and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

BACKGROUND

WHEREAS, on the date hereof, Company and the other parties party thereto, will enter into an amendment to the Purchase Agreement (the “APA Amendment”), pursuant to which the Company will be permitted to satisfy its Earnout Obligations under the Purchase Agreement prior to the original dates of payment thereof.

WHEREAS, the Borrowers, Holdings, the Administrative Agent, and the Lenders party thereto are parties to that certain Credit Agreement dated as of July 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company and Administrative Agent are parties to that certain Fee Letter, dated as of July 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”);

WHEREAS, the Loan Parties and the Administrative Agent are parties to that certain Guaranty and Collateral Agreement, dated as of July 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”);

WHEREAS, the Company has requested (a) an increase in the Revolving Commitments by an amount equal to $2,500,000 (such increased Revolving Commitments, the “Increased Revolving Commitments”; and the Lenders providing such Increased Revolving Commitments, the “Increased Revolving Lenders”) and (b) additional Term A Loan Commitments in an aggregate principal amount of $34,000,000 (the “Incremental Term A Loan Commitments”; and the Lenders providing such Incremental Term A Commitments, the “Incremental Term A Lenders”) which will be available in form of additional Term A Loans on the Incremental Amendment Effective Date; and

WHEREAS, the Borrowers and Holdings have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Incremental Commitments and Loans.

2.1 Each Increased Revolving Lender acknowledges and agrees that upon the occurrence of the Incremental Amendment Effective Date, (a) it shall be bound under this Amendment and (b) with respect to the Increased Revolving Commitments it shall be bound under the Credit Agreement as a Lender holding an Increased Revolving Commitment for all purposes of the Credit Agreement and the other Loan Documents, and shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Increased Revolving Lender hereby agrees to provide its respective Increased Revolving Commitment as set forth on Annex B hereto on the terms set forth in this Amendment, and its Increased Revolving Commitment shall be binding as of the Incremental Amendment Effective Date. On the Incremental Amendment Effective Date, if there are Revolving Loans then outstanding, the Borrowers shall prepay such Revolving Loans, and borrow Revolving Loans from the Increased Revolving Lender, as shall be necessary in order that, after giving effect to such prepayments and borrowings, all Revolving Loans will be held ratably by the Lenders (including the Increased Revolving Lenders)) in accordance with their respective Revolving Commitments after giving effect to the applicable Increased Revolving Commitment.

2.2 Pursuant to a Notice of Borrowing (the “Incremental Borrowing Notice”) delivered to Administrative Agent by the Company on the date hereof, the Company has requested Incremental Term A Loan Commitments in an aggregate amount of $34,000,000. Upon satisfaction or waiver of the conditions set forth in Section 5 of this Amendment on the Incremental Amendment Effective Date, each of the Incremental Term A Lenders agrees to commit to provide an Incremental Term A Loan Commitment in an amount set forth opposite such Incremental Term A Lender’s name on Annex B hereto and severally agrees to make an additional Term A Loan (the “Incremental Term A Loan”) to Borrower in an aggregate amount not to exceed such Incremental Term A Lender’s Incremental Term A Loan Commitment. The proceeds of the Incremental Term A Loans shall be used solely (a) to fund payments in respect of Earnout Obligations under the Purchase Agreement as amended by the APA Amendment, (b) for general corporate purposes, (c) to pay dividends in an amount not to exceed $11,500,000 and (d) to pay fees and expenses incurred in connection with this Amendment and the APA Amendment.

2.3 Each Incremental Term A Lender acknowledges and agrees that upon the occurrence of the Incremental Amendment Effective Date, (a) it shall be bound under this Amendment and (b) with respect to the Incremental Term A Loan Commitment and its Incremental Term A Loans it shall be bound under the Credit Agreement as a Lender holding an Incremental Term A Loan Commitment for all purposes of, the Credit Agreement and the other Loan Documents, and shall perform all the obligations of and shall have all rights of a Lender thereunder. The Incremental Term A Lenders and the Borrowers agree that the Incremental Term A Loans will be a new class of Term A Loans and, when funded, will constitute Incremental Term A Loans for all purposes of the Credit Agreement. Except as otherwise provided herein, the Incremental Term A Loans will have the same terms as the Existing Term A Loans. The Incremental Term A Loan Commitment provided hereunder shall terminate on the Incremental Amendment Effective Date immediately upon the borrowing of the Incremental Term A Loans.

Section 3. Amendments to the Credit Agreement. As of the Incremental Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

3.1 The Recitals to the Credit Agreement are hereby amended by amending and restating clause (a) of the third paragraph set forth therein in its entirety as follows:

“(a) Revolving Loans to Borrowers from time to time in an aggregate principal amount not to exceed $7,500,000,”

3.2 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

“APA Amendment” has the meaning set forth in the Incremental Amendment.

“Existing Term Loans” has the meaning set forth in Section 2.1.2(a).

“Incremental Amendment” means the Incremental Amendment to Credit Agreement, dated as of July 1, 2019, among the Borrowers, Holdings, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Incremental Amendment Effective Date” has the meaning set forth in Section 6 of the Incremental Amendment.

“Incremental Term A Loan” has the meaning set forth in in Section 2.1.2(a).

“Incremental Term A Loan Commitment” has the meaning set forth in the Incremental Amendment.

3.3 Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as set forth below:

“Agent Fee Letter” means, the amended and restated fee letter dated as of the Incremental Amendment Effective Date between Borrower and the Administrative Agent.

“Commitment” means, as to any Lender, that Lender’s commitment to make Loans under this Agreement, including any Incremental Term A Loan Commitment.

“Loan” or “Loans” means, as the context may require, any of the Revolving Loans and any of the Term Loans. For the avoidance of doubt, after the Incremental Amendment Effective Date, the Incremental Term A Loans shall constitute Loans.

“Existing Term A Loans” has the meaning set forth in Section 2.1.2.

“Revolving Commitment” means, as to any Lender, such Lender’s commitment to make Revolving Loans under this Agreement. The amount of each Lender’s Revolving Commitment as of the Incremental Amendment Effective Date is set forth on Annex A to the Incremental Amendment. The aggregate amount of the Revolving Commitments of all Lenders as of the Incremental Amendment Effective Date is $7,500,000.

“Term Loan” means, as the context may require, any Term A Loans and/or any Delayed Draw Term Loans.

3.4 Section 1.1 of the Credit Agreement is hereby further amended by adding the following new clause (b)(xvii) to the definition of “EBITDA” in appropriate numerical order:

“and (xvii) in respect of the Computation Periods ending on or prior to September 30, 2020, pro forma synergies and cost savings reasonably identifiable and factually supportable (in the good faith determination of the Borrower Representative and subject to certification by a responsible officer of the Borrower Representative) in connection with the payoff of Earnout Obligations under the Related Transaction as contemplated in the APA Amendment, in each case projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken and are expected to be realized within 6 months of the Incremental Amendment Effective Date (and such amounts shall cease to be added back to the extent not actually realized within such period), net of the amount of actual benefits realized during such period from such adjustments; provided that the aggregate amount added back under this clause (xvii) shall not exceed (A) in respect of the Computation Period ending September 30, 2019, $3,100,000 in the aggregate, (B) in respect of the Computation Period ending December 31, 2019, $2,400,000 in the aggregate, (C) in respect of the Computation Period ending March 30, 2020, $1,700,000 in the aggregate, (D) in respect of the Computation Period ending June 30, 2020, $1,000,000 in the aggregate, and (E) in respect of the Computation Period ending September 30, 2020, $500,000 in the aggregate;”

3.5 Section 2.1.2(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Borrower and each Lender acknowledges that immediately prior to the Incremental Amendment Effective Date, an aggregate of $102,500,000 in principal amount of Term A Loans are outstanding (the “Existing Term A Loans”). Each Lender, as applicable, agrees to maintain outstanding to Borrower hereunder the Existing Term A Loans made by such Lender and outstanding immediately prior to the Incremental Amendment Effective Date. The Term A Loan Commitment of each Lender immediately prior to Incremental Amendment Effective Date was $0.00. Each Lender with an Incremental Term A Loan Commitment as of the Incremental Amendment Effective Date, agrees to make an additional term loan to Borrower (each such loan, an “Incremental Term A Loan” and together with the Existing Term A Loans, the “Term A Loans”) on the Incremental Amendment Effective Date in an amount equal to such Lender’s applicable Incremental Term A Loan Commitment. The Commitments of the Lenders to make Incremental Term A Loans shall expire immediately following the making of the Incremental Term A Loans on the Incremental Amendment Effective Date.

3.6 Section 2.2.2(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Borrower Representative shall give written notice (each such written notice, a “Notice of Borrowing”) substantially in the form of Exhibit D to Administrative Agent and each Lender with an applicable Commitment of each proposed borrowing not later than 10:00 a.m. (Chicago time) two Business Days prior to the proposed date of that borrowing. Each such notice will be effective upon receipt by Administrative Agent, will be irrevocable, and must specify the date, amount, Type of borrowing, and (in the case of any LIBOR Loan, the length of the interest period). On the requested borrowing date, each Lender with an applicable Commitment shall provide Administrative Agent with immediately available funds, to Administrative Agent’s Account, covering that Lender’s Pro Rata Share of that borrowing so long as the applicable Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to that borrowing have not been satisfied. After Administrative Agent’s receipt of the proceeds of the applicable Loans from Lenders with applicable Commitments, Administrative Agent shall make the proceeds of those Loans available to Borrowers on the applicable borrowing date by transferring to Borrowers immediately available funds equal to the proceeds received by Administrative Agent. Each Base Rate borrowing must be on a Business Day. Each borrowing must be in an aggregate amount of at least $250,000 and an integral multiple of $25,000. Each Lender shall, upon request of Administrative Agent, deliver to Administrative Agent a list of all Loans made by that Lender, together with all information related thereto as Administrative Agent reasonably requests. Notwithstanding any provision of this Agreement to the contrary, Borrower Representative may not request, and Lenders will not be required to fund, any borrowing of any Loan that is not a LIBOR borrowing unless, subject to and as more particularly described in Section 8, LIBOR is unavailable or unlawful.

3.7 Section 6.4.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

6.4.2 Term Loans. Borrowers shall pay the principal amount of each Term Loan of each Lender as follows: (a) in arrears in quarterly installments based on the amortization schedule set forth below, each payable on the last Business Day of each Fiscal Quarter (subject to any adjustments as maybe necessary in the discretion of the Administrative Agent in order to provide for the fungibility with the initial Term A Loans of any Delayed Draw Term Loans, Incremental Term A Loans and Additional Term A Loans made after the Closing Date and prior to the date of such installment payment):

Fiscal Quarter Ending	Amount
September 30, 2019 and thereafter	0.5% of original principal amount

and (b) a final installment equal to the remaining outstanding principal balance of the Term Loans, payable on the Termination Date. Unless sooner paid in full, the outstanding principal balance of the Term Loans must be paid in full on the Termination Date. Administrative Agent, in consultation with the Borrower, may, at the time of incurrence thereof, adjust the amortization payment to be made to any Lender in conjunction with the incurrence of any Delayed Draw Term Loans, Incremental Term A Loans or Additional Term A Loans after the Closing Date in order to maintain the pro rata allocation of amortization payments between and among Term Loans that otherwise have the same terms and conditions but are incurred on different dates.

3.8 Section 11.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.2 Total Debt to EBITDA Ratio. Not permit the Total Debt to EBITDA Ratio as of the last day of any Computation Period to exceed the applicable ratio set forth below for that Computation Period:

Computation Period Ending	Total Debt to EBITDA Ratio
June 30, 2019	5.25 to 1.00
September 30, 2019	5.25 to 1.00
December 31, 2019	5.00 to 1.00
March 31, 2020	5.00 to 1.00
June 30, 2020	5.00 to 1.00
September 30, 2020	5.00 to 1.00
December 31, 2020	4.50 to 1.00
March 31, 2021	4.50 to 1.00
June 30, 2021	4.50 to 1.00
September 30, 2021	4.50 to 1.00
December 31, 2021	4.25 to 1.00
March 31, 2022	4.25 to 1.00
June 30, 2022	4.00 to 1.00
September 30, 2022	4.00 to 1.00
December 31, 2022	4.00 to 1.00
March 31, 2023	4.00 to 1.00
June 30, 2023	4.00 to 1.00

3.9 Section 11.3 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (v) thereof, by replacing the period at the end of clause (vi) thereof with a semicolon followed by the word “and” and by adding a new clause (vii) thereto as follows:

(vii) the Company may make a distribution to Holdings in an amount not to exceed $11,500,000 from the proceeds of the Incremental Term A Loans and Holdings may make a distribution to its equity holders not in excess of such amount, in each case by not later than 10 days after the Incremental Amendment Effective Date.

3.10 Section 11.10 of the Credit Agreement is hereby amended by adding the following proviso at the end of clause (a) thereof: “provided, that the Company shall be permitted to enter into the APA Amendment;”

3.11 Annex A to the Credit Agreement is hereby amended by replacing the Revolving Commitment portion thereof with the table set forth on Annex A hereto.

Section 4. Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender that the following are true and correct as of the Incremental Amendment Effective Date:

4.1 Continuation of Representations and Warranties. After giving effect to this Amendment, the incurrence of the Increased Revolving Commitments and the funding of the Incremental Term A Loans, all representations and warranties of each Loan Party set forth in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the Incremental Amendment Effective Date;

4.2 No Existing Default. Both immediately before and after giving effect to this Amendment, the incurrence of the Increased Revolving Commitments and the funding of the Incremental Term A Loans, no Default or Event of Default has occurred and is continuing;

4.3 Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver this Amendment, each Borrower is duly authorized to borrow monies under this Amendment and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment, and the borrowings by each Borrower under this Amendment, do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law, (ii) the organizational documents or governing documents of any Loan Party, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents or permitted by Section 11.2 of the Credit Agreement); and

4.4 Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

Section 5. Conditions Precedent. This Amendment shall be effective as of the date first set forth above, provided the Lenders shall not be required to fund the Incremental Term A Loan, and the Increased Revolving Commitments shall not be effective, until the satisfaction (or waiver) of the following conditions precedent (the date of such satisfaction being the “Incremental Amendment Effective Date”):

5.1 Execution and Delivery. Each Loan Party, Administrative Agent, Required Lenders and each Lender with an Incremental Term A Loan Commitment or Increased Revolving Commitment shall have executed and delivered to Administrative Agent this Amendment.

5.2 APA Amendment. Administrative Agent shall have received a copy of the APA Amendment, duly executed and dated as of the Incremental Amendment Effective Date (or any earlier date satisfactory to the Administrative Agent), in form and substance satisfactory to Administrative Agent.

5.3 Letter of Direction. Administrative Agent has received a letter of direction containing funds flow information with respect to the proceeds of the Loans on the Closing Date, duly executed and dated as of the Closing Date, in form and substance satisfactory to Administrative Agent.

5.4 Promissory Notes. To the extent requested by any Lender with an Incremental Term A Loan Commitment or Increased Revolving Commitment, such Lender shall have received a new Note reflecting each such Lender’s outstanding Term Loans or Revolving Commitment, as applicable, after giving effect to this Amendment.

5.5 Closing Certificate. Administrative Agent shall have received a certificate, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of Borrowers (a) certifying that, both before and after giving effect to this Amendment and the funding of the Incremental Term A Loans (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the representations and warranties set forth in Section 4 hereof are true and correct in all material respects and (b) demonstrating on a pro forma basis, after giving effect to this Amendment and the consummation of the Incremental Term A Loans a Total Debt to EBITDA Ratio of not greater than 5.25 to 1.00.

5.6 Secretary’s Certificates. Administrative Agent shall have received from Borrower Representative, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of Borrowers (i) a certification that there have been no changes to each Borrower’s charter (or similar formation document) since delivery thereof to Administrative Agent on the Closing Date, (ii) a good standing certificate from each Borrower’s state of organization (or a certification that as of the date of such certificate there have been no changes to each such Loan Party’s standing in its state of organization), (iii) bylaws or similar formation document (or a certification that as of the date of such certificate there have been no change to each Borrower’s bylaws since delivery thereof to Administrative Agent on the Closing Date), (iv) resolutions of Company’s board of directors or other governing body approving and authorizing its execution, delivery and performance of this Amendment and the other transactions contemplated hereby, and (v) signature and incumbency certificates of its officers executing this Amendment, all certified by its secretary or an assistant secretary as being in full force and effect without modification.

5.7 Opinions. Administrative Agent has received opinions of counsel for each Loan Party, including local counsel reasonably requested by Administrative Agent, each duly executed and dated as of the Incremental Amendment Effective Date (or any earlier date satisfactory to Administrative Agent), in form and substance satisfactory to Administrative Agent.

5.8 Solvency Certificate. Administrative Agent shall have received a Solvency Certificate executed by a Senior Officer of the Borrower Representative certifying as to the solvency of Borrower and its Subsidiaries on a consolidated basis after giving effect to this Amendment.

5.9 Search Results. Administrative Agent shall have received copies of Uniform Commercial Code search reports dated reasonably near to the Incremental Amendment Effective Date, listing all effective financing statements which name any Loan Party in the in its state of organization (under their present names and any previous names) as debtor.

5.10 Payment of Fees and Attorney Costs. Borrower shall have paid (or concurrently with the funding of the Incremental Term A Loans will pay) to Administrative Agent (a) all fees owing pursuant to the Agent Fee Letter and the Credit Agreement (as amended hereby) and (b) reasonable and documented out-of-pocket costs and expenses of Administrative Agent incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs of Administrative Agent in connection with the preparation and negotiation of this Amendment).

Section 6. Reaffirmation. Each Loan Party hereby (i) expressly reaffirms and assumes all of its obligations and liabilities to Administrative Agent and the Lenders as set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents (in each case, as the same have been amended by this Amendment or as otherwise amended, amended and restated, supplemented or otherwise modified) (collectively, the “Reaffirmed Documents”) and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Reaffirmed Documents as though such Reaffirmed Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date; and (ii) acknowledges, ratifies, confirms and reaffirms without condition, all Liens and security interests granted to Administrative Agent, for its benefit and the benefit of Lenders, pursuant to the Reaffirmed Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Reaffirmed Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Increased Revolving Commitments and Incremental Term A Loans made by the Lenders party hereto to Borrower, and all extensions, renewals, refinancing, amendments or modifications of any of the foregoing.

Section 7. Miscellaneous.

7.1 Effect of Amendment. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document and each Loan Party hereby fully ratifies and affirms each Loan Document to which it is a party.

7.2 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

7.3 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

7.4 Ratification of Liability; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the Liens granted or purported to be granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Administrative Agent and/or Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Administrative Agent and each Lender has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, neither Administrative Agent nor any Lender waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

7.5 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

7.6 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER APPROPRIATE JURISDICTION. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

7.7 WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

7.8 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

7.9 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.10 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including .pdf of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[signature page follows]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, as Holdings

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Manager

DIGITAL MEDIA SOLUTIONS, LLC, as a Borrower

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	CEO

FORTE MEDIA SOLUTIONS, LLC,

PURE FLOW MARKETING, LLC,

SCHOOLADVISOR, LLC,

BEST RATE HOLDINGS, LLC,

PROTECT.COM LLC,

SPARKROOM HOLDINGS, LLC,

CAR LOAN PAL HOLDINGS, LLC,

W4 HOLDING COMPANY,

DMS ENGAGE, LLC,

each as a Guarantor

By: DIGITAL MEDIA SOLUTIONS, LLC, its sole member

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	CEO

Signature Pages to Incremental Amendment

to Credit Agreement

ADMINISTRATIVE AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS, LLC

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment

to Credit Agreement

LENDERS:

MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment

to Credit Agreement

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By: MONROE PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE PRIVATE CREDIT FUND A LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment

to Credit Agreement

MC FINANCING SPV I, LLC, in its capacity as a Lender

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LP, as its Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP, as its Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment

to Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO GP LLC, its General Partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its General Partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL MML CLO 2016-1, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as Collateral Manager Attorney-in Fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment

to Credit Agreement

MONROE CAPITAL MML CLO VII, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Collateral Manager and Attorney-in-fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL MML CLO VIII, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Servicer and Attorney-in-fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment

to Credit Agreement

ANNEX A

REVOLVING LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment	Pro Rata Share
Monroe Capital Private Credit Fund II LP	$1,379,310.34	18.40%
Monroe Capital Private Credit Fund III LP	$1,900,634.07	25.34%
Monroe Capital Private Credit Fund III (Lux) Financing Holdco LP	$392,654.77	5.23%
Monroe Private Credit Fund A LP	$2,293,288.84	30.58%
Monroe Capital Private Credit Fund I LP	$862,068.97	11.50%
MC Financing SPV I, LLC	$672,043.00	8.97%

TOTALS	$7,500,000.00	100.0000000%

ANNEX B

LENDERS AND PRO RATA SHARES – INCREMENTAL AMENDMENT

Lender	Increased Revolving Commitment	Pro Rata Share	Incremental Term A Loan Commitment	Pro Rata Share	Total Incremental and Increased Commitments	Pro Rata Share
Monroe Capital Private Credit Fund III LP	$913,978.50	36.56%	$2,092,544.05	6.16%	$3,006,522.55	8.24%
Monroe Capital Private Credit Fund III Financing SPV LLC			$6,067,455.95	17.84%	$6,067,455.95	16.62%
Monroe Private Credit Fund A Financing SPV LLC			$8,160,000.00	24%	$8,160,000.00	22.36%
Monroe Private Credit Fund A LP	$913,978.50	36.56%			$913,978.50	2.5%
MC Financing SPV I, LLC	$672,043.00	26.88%	$17,680,000.00	52%	$18,352,043	50.28%

TOTALS	$2,500,000.00	100%	$34,000,000.00	100%	$36,500,000.00	100%